UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): March 9, 2015

Synthesis Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33522 (Commission File Number)	20-2110031 (I.R.S. Employer Identification No.)

Three Riverway, Suite 300, Houston, Texas (Address of principal executive offices)	77056 (Zip Code)

(713) 579-0600
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective upon the approval of the Compensation Committee of the Board of Directors (the “Committee”) of Synthesis Energy Systems, Inc. (the “Company”) on March 9, 2015, the Company entered into a letter agreement with Robert Rigdon, its President and Chief Executive Officer, whereby Mr. Rigdon elected to reduce his monthly base salary of $25,000 to $16,500, or a reduction of $51,000, for the period from April 1, 2015 through September 30, 2015. In exchange for such election, he received a grant of a non-qualified stock option exercisable for 100,000 shares of the common stock of the Company.

The number of shares underlying the stock option was determined by dividing $51,000, the amount of the salary reduction, by $0.51, which is the fair value of the stock option as determined using the Black-Scholes valuation method typically utilized by the Company. The exercise price of the stock option ($0.76) was determined based on the fair market value of the common stock on the date of approval by the Committee. The stock option will vest in equal monthly installments over six months. The term of the stock option is ten years from the award date. The vested portion of the stock option will not be forfeitable upon Mr. Rigdon’s termination for any reason, but the entire unvested portion would be forfeited.

A copy of the letter agreement with Mr. Rigdon is filed herewith as Exhibit 10.4.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

The text set forth in Item 1.01 regarding the terms and conditions of the letter agreement with Mr. Rigdon is incorporated into this Item 5.02 by reference.

In addition, on March 9, 2015, the Committee approved an updated form of award agreement for use in connection with the grant of awards of stock options under the Company’s Amended and Restated 2005 Incentive Plan, as amended. The newly approved form of award agreement is filed herewith as Exhibit 10.6. The current form of award agreement used from time to time for awards of stock options under the Plan is attached hereto as Exhibit 10.5. All of such forms of award agreements impose certain restrictions on recipients of those awards, including provisions regarding forfeiture upon certain events.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of business acquired

None.

(b)	Pro Forma Financial Information

None.

(c)	Shell Company Transactions

None.

(d)	Exhibits

10.1	Amended and Restated Employment Agreement between the Company and Robert Rigdon dated April 8, 2011 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 8, 2011).

10.2	Letter Agreement between Robert Rigdon and the Company dated March 1, 2013 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on March 4, 2013).

10.3	Letter Agreement between Robert Rigdon and the Company dated August 22, 2014 (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on August 25, 2014).

*10.4	Letter Agreement between Robert Rigdon and the Company dated March 9, 2015.

10.5	Form of Non-statutory Stock Option Agreement (incorporated by reference herein to Exhibit 10.8 to the Company’s Current Report on Form 8-K dated April 2, 2009).

*10.6	Form of Non-statutory Stock Option Agreement.

* = Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.

Dated: March 12, 2015	By:	/s/ Robert Rigdon
Robert Rigdon President and Chief Executive Officer

EXHIBIT INDEX

10.1	Amended and Restated Employment Agreement between the Company and Robert Rigdon dated April 8, 2011 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 8, 2011).

10.2	Letter Agreement between Robert Rigdon and the Company dated March 1, 2013 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on March 4, 2013).

10.3	Letter Agreement between Robert Rigdon and the Company dated August 22, 2014 (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on August 25, 2014).

*10.4	Letter Agreement between Robert Rigdon and the Company dated March 9, 2015.

10.5	Form of Non-statutory Stock Option Agreement (incorporated by reference herein to Exhibit 10.8 to the Company’s Current Report on Form 8-K dated April 2, 2009).

*10.6	Form of Non-statutory Stock Option Agreement.

* = Filed herewith